                               CLASS A CERTIFICATE

REGISTERED                                                          $200,000,000

No. R-1                                                      CUSIP No. 02582JAS9

                  Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to American Express Centurion Bank and American Express Receivables Financing Corporation II or their agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 1999-6

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                          Expected Final Payment Date:
                        The August 2002 Distribution Date

                  Each $1,000 minimum denomination represents a
                         1/412,500th undivided interest
                                in Class A of the

           AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST, SERIES 1999-6

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of credit and charge accounts serviced by

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,

and other assets and interests constituting Trust Assets under the Pooling and Servicing Agreement referred to below.

         Not an interest in or obligation of American Express Travel Related Services Company, Inc., American Express Centurion Bank, American Express Receivables Financing Corporation II or any of their respective affiliates.

This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-6 Supplement, dated as of September 16, 1999 (as amended and supplemented, the "Supplement"), among American Express Centurion Bank and American Express Receivables Financing Corporation II, as transferors (together, the "Transferors"), American Express

Travel Related Services Company, Inc., as servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferors' ownership interest in a portfolio of receivables (the "Receivables") existing in credit and charge accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account, and any other Series Accounts, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefits of the subordination of the Class B Certificates and the Collateral Interest to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferors and the Class A Certificateholder that, for federal, state and local income and franchise tax purposes, the Class A Certificates will qualify as indebtedness of the Transferors secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state, and local income and franchise tax purposes as debt of the Transferors.

                  In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Expected Final Payment Date is the August 2002 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Expected Final Payment Date.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferors have caused this Class A Certificate to be duly executed.

                                           AMERICAN EXPRESS CENTURION BANK


                                           By:
                                               ----------------------------
                                               Name:  Maureen Ryan
                                               Title: Assistant Treasurer



                                           AMERICAN EXPRESS RECEIVABLES
                                           FINANCING CORPORATION II


                                           By:
                                               ----------------------------
                                               Name:  Leslie R. Scharfstein
                                               Title: President

Dated: September 16, 1999

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the American Express Credit Account Master Trust Series 1999-6 Class A Certificates described in the within-mentioned Agreement and Supplement.

                                         THE BANK OF NEW YORK
                                         as Trustee

                                         By:
                                             ----------------------
                                             Authorized Officer

Dated: September 16, 1999

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 1999-6

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                         Summary of Terms and Conditions

The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled American Express Credit Account Master Trust, Series 1999-6 (the "Series 1999-6 Certificates"), and one of a class thereof entitled Class A Series 1999-6 Floating Rate Asset Backed Certificates, (the "Class A Certificates"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of the Transferor Certificates. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $412,500,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholder on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.07(b) of the Supplement prior to such date.

                  Subject to the terms and conditions of the Agreement, the Transferors may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Certificateholder pursuant to the Agreement and the Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1999-6 Certificateholders in accordance with the Agreement and the Supplement.

                  On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Transferors have the option to repurchase the Series 1999-6 Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 1999-6 Certificateholders will not have any interest in the Receivables and the Series 1999-6 Certificates will represent only the right to receive such Reassignment Amount.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Transferors or the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Supplement.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional, undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________
                              (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       -----------------

                                                                             */
                                               ------------------------------

                                               Signature Guaranteed:

                                               ------------------------------






----------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                               CLASS A CERTIFICATE

REGISTERED                                                          $200,000,000

No. R-2                                                      CUSIP No. 02582JAS9

                  Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to American Express Centurion Bank and American Express Receivables Financing Corporation II or their agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 1999-6

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                          Expected Final Payment Date:
                        The August 2002 Distribution Date

                  Each $1,000 minimum denomination represents a
                         1/412,500th undivided interest
                                in Class A of the

           AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST, SERIES 1999-6

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of credit and charge accounts serviced by

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,

and other assets and interests constituting Trust Assets under the Pooling and Servicing Agreement referred to below.

         Not an interest in or obligation of American Express Travel Related Services Company, Inc., American Express Centurion Bank, American Express Receivables Financing Corporation II or any of their respective affiliates.

This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-6 Supplement, dated as of September 16, 1999 (as amended and supplemented, the "Supplement"), among American Express Centurion Bank and American Express Receivables Financing Corporation II, as transferors (together, the "Transferors"), American Express

Travel Related Services Company, Inc., as servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferors' ownership interest in a portfolio of receivables (the "Receivables") existing in credit and charge accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account, and any other Series Accounts, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefits of the subordination of the Class B Certificates and the Collateral Interest to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferors and the Class A Certificateholder that, for federal, state and local income and franchise tax purposes, the Class A Certificates will qualify as indebtedness of the Transferors secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state, and local income and franchise tax purposes as debt of the Transferors.

                  In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Expected Final Payment Date is the August 2002 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Expected Final Payment Date.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferors have caused this Class A Certificate to be duly executed.


                                           AMERICAN EXPRESS CENTURION BANK


                                           By:
                                               ----------------------------
                                               Name:  Maureen Ryan
                                               Title: Assistant Treasurer



                                           AMERICAN EXPRESS RECEIVABLES
                                           FINANCING CORPORATION II


                                           By:
                                               ----------------------------
                                               Name:  Leslie R. Scharfstein
                                               Title: President

Dated: September 16, 1999

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the American Express Credit Account Master Trust Series 1999-6 Class A Certificates described in the within-mentioned Agreement and Supplement.


                                         THE BANK OF NEW YORK
                                         as Trustee

                                         By:
                                             ----------------------
                                             Authorized Officer

Dated: September 16, 1999

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 1999-6

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                         Summary of Terms and Conditions

The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled American Express Credit Account Master Trust, Series 1999-6 (the "Series 1999-6 Certificates"), and one of a class thereof entitled Class A Series 1999-6 Floating Rate Asset Backed Certificates, (the "Class A Certificates"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of the Transferor Certificates. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $412,500,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholder on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.07(b) of the Supplement prior to such date.

                  Subject to the terms and conditions of the Agreement, the Transferors may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Certificateholder pursuant to the Agreement and the Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1999-6 Certificateholders in accordance with the Agreement and the Supplement.

                  On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Transferors have the option to repurchase the Series 1999-6 Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 1999-6 Certificateholders will not have any interest in the Receivables and the Series 1999-6 Certificates will represent only the right to receive such Reassignment Amount.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Transferors or the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Supplement.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional, undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________
                              (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       -----------------

                                                                             */
                                               ------------------------------

                                               Signature Guaranteed:

                                               ------------------------------






----------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                               CLASS A CERTIFICATE

REGISTERED                                                           $12,500,000

No. R-3                                                      CUSIP No. 02582JAS9

                  Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to American Express Centurion Bank and American Express Receivables Financing Corporation II or their agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 1999-6

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                          Expected Final Payment Date:
                        The August 2002 Distribution Date

                  Each $1,000 minimum denomination represents a
                         1/412,500th undivided interest
                                in Class A of the

           AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST, SERIES 1999-6

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of credit and charge accounts serviced by

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,

and other assets and interests constituting Trust Assets under the Pooling and Servicing Agreement referred to below.

         Not an interest in or obligation of American Express Travel Related Services Company, Inc., American Express Centurion Bank, American Express Receivables Financing Corporation II or any of their respective affiliates.

This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-6 Supplement, dated as of September 16, 1999 (as amended and supplemented, the "Supplement"), among American Express Centurion Bank and American Express Receivables Financing Corporation II, as transferors (together, the "Transferors"), American Express

Travel Related Services Company, Inc., as servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferors' ownership interest in a portfolio of receivables (the "Receivables") existing in credit and charge accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account, and any other Series Accounts, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefits of the subordination of the Class B Certificates and the Collateral Interest to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferors and the Class A Certificateholder that, for federal, state and local income and franchise tax purposes, the Class A Certificates will qualify as indebtedness of the Transferors secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state, and local income and franchise tax purposes as debt of the Transferors.

                  In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Expected Final Payment Date is the August 2002 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Expected Final Payment Date.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferors have caused this Class A Certificate to be duly executed.


                                           AMERICAN EXPRESS CENTURION BANK


                                           By:
                                               ----------------------------
                                               Name:  Maureen Ryan
                                               Title: Assistant Treasurer



                                           AMERICAN EXPRESS RECEIVABLES
                                           FINANCING CORPORATION II


                                           By:
                                               ----------------------------
                                               Name:  Leslie R. Scharfstein
                                               Title: President

Dated: September 16, 1999

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the American Express Credit Account Master Trust Series 1999-6 Class A Certificates described in the within-mentioned Agreement and Supplement.


                                         THE BANK OF NEW YORK
                                         as Trustee

                                         By:
                                             ----------------------
                                             Authorized Officer

Dated: September 16, 1999

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 1999-6

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                         Summary of Terms and Conditions

The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled American Express Credit Account Master Trust, Series 1999-6 (the "Series 1999-6 Certificates"), and one of a class thereof entitled Class A Series 1999-6 Floating Rate Asset Backed Certificates, (the "Class A Certificates"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of the Transferor Certificates. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $412,500,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholder on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.07(b) of the Supplement prior to such date.

                  Subject to the terms and conditions of the Agreement, the Transferors may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Certificateholder pursuant to the Agreement and the Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1999-6 Certificateholders in accordance with the Agreement and the Supplement.

                  On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Transferors have the option to repurchase the Series 1999-6 Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 1999-6 Certificateholders will not have any interest in the Receivables and the Series 1999-6 Certificates will represent only the right to receive such Reassignment Amount.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Transferors or the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Supplement.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional, undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________
                              (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       -----------------

                                                                             */
                                               ------------------------------

                                               Signature Guaranteed:

                                               ------------------------------






----------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                               CLASS B CERTIFICATE

                      THIS CERTIFICATE MAY NOT BE ACQUIRED
                              BY OR FOR THE ACCOUNT
                      OF A BENEFIT PLAN (AS DEFINED BELOW)

REGISTERED                                                           $40,000,000

No. R-1                                                      CUSIP No. 02582JAT7

                  Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to American Express Centurion Bank and American Express Receivables Financing Corporation II or their agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 1999-6

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                          Expected Final Payment Date:
                        The August 2002 Distribution Date

                  Each $1,000 minimum denomination represents a
                          1/40,000th undivided interest
                                in Class B of the

           AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST, SERIES 1999-6

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists primarily of an interest in receivables generated from time to time in the ordinary course of business in a portfolio of credit and charge accounts serviced by

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.,

and other assets and interests constituting Trust Assets under the Pooling and Servicing Agreement referred to below.

         Not an interest in or obligation of American Express Travel Related Services Company, Inc., American Express Centurion Bank, American Express Receivables Financing Corporation II or any of their respective affiliates.

This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing

Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-6 Supplement, dated as of September 16, 1999 (as amended and supplemented, the "Supplement"), among American Express Centurion Bank and American Express Receivables Financing Corporation II, as transferors (together, the "Transferors"), American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) the Transferors' ownership interest in a portfolio of receivables (the "Receivables") existing in credit and charge accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardmembers in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account, the Special Funding Account, and any other Series Accounts, and (v) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefits of the subordination of the Collateral Interest to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  This Class B Certificate may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Class B Certificate , the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.

                  THIS CLASS B CERTIFICATE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A CERTIFICATES TO THE EXTENT SPECIFIED IN THE SUPPLEMENT.

                  It is the intent of the Transferors and the Class B Certificateholder that, for federal, state and local income and franchise tax purposes, the Class B Certificates will qualify as indebtedness of the Transferors secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as debt of the Transferors.

                  In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates. The Expected Final Payment Date is the August 2002 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the Controlled Accumulation

Period there are not sufficient funds to pay the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Class B Certificates will occur later than the Expected Final Payment Date.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferors have caused this Class B Certificate to be duly executed.


                                           AMERICAN EXPRESS CENTURION BANK


                                           By:
                                               ----------------------------
                                               Name:  Maureen Ryan
                                               Title: Assistant Treasurer



                                           AMERICAN EXPRESS RECEIVABLES
                                           FINANCING CORPORATION II


                                           By:
                                               ----------------------------
                                               Name:  Leslie R. Scharfstein
                                               Title: President

Dated:  September 16, 1999

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the American Express Credit Account Master Trust Series 1999-6 Class B Certificates described in the within-mentioned Agreement and Supplement.


                                         THE BANK OF NEW YORK
                                         as Trustee

                                         By:
                                             ----------------------
                                             Authorized Officer

Dated:  September 16, 1999

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                                  SERIES 1999-6

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                         Summary of Terms and Conditions

The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardmembers as cash advances and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled American Express Credit Account Master Trust, Series 1999-6 (the "Series 1999-6 Certificates"), and one of a class thereof entitled Class B Series 1999-6 Floating Rate Asset Backed Certificates, (the "Class B Certificates"), each of which represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the investor certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holders of the Transferor Certificates. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $40,000,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholder on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over Class B Investor Charge-Offs reimbursed, minus (d) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.08(a) of the Supplement (excluding any Reallocated Principal Collections that have resulted in a reduction in the Collateral Invested Amount pursuant to
Section 4.08), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced to cover the Class A Investor Default Amount on all prior Distribution Dates, and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1999-6 and applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                  Subject to the terms and conditions of the Agreement, the Transferors may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

                  On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class B Certificateholder pursuant to the Agreement and the Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 1999-6 Certificateholders in accordance with the Agreement and the Supplement.

                  On any day occurring on or after the day on which the Invested Amount is reduced to 5% or less of the Initial Invested Amount, the Transferors have the option to repurchase the Series 1999-6

Certificateholders' Interest in the Trust. The repurchase price will be equal to
(a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 1999-6 Certificateholders will not have any interest in the Receivables and the Series 1999-6 Certificates will represent only the right to receive such Reassignment Amount.

                  This Class B Certificate does not represent an obligation of, or an interest in, the Transferors or the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Supplement.

                  The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional, undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________
                              (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
       -----------------

                                                                             */
                                               ------------------------------

                                               Signature Guaranteed:

                                               ------------------------------







----------
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.